UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 28, 2016

NOBILIS HEALTH CORP.
(Exact name of registrant as specified in its charter)

British Columbia	001-37349	98-1188172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 Katy Freeway, Suite 300, Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 355-8614
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously announced, on August 1, 2016, Northstar Healthcare Acquisitions, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of Nobilis Health Corp. (“Buyer”), and Nobilis Health Corp. (the “Company”) entered into a purchase agreement (the “Original Purchase Agreement”) with Arizona Center for Minimally Invasive Surgery, LLC, an Arizona limited liability company (“ACMIS”), L. Philipp Wall, M.D., P.C., an Arizona professional corporation (“PC”), Arizona Vein & Vascular Center, LLC, an Arizona limited liability company and wholly-owned subsidiary of PC (“AVVC” and with ACMIS and PC, each a “Seller” and collectively “Sellers”), and L. Philipp Wall (“Owner”) to acquire all of the Sellers’ operating assets (the “Acquisition”). Buyer, the Company, Sellers and Owner are referred to collectively as the “Parties” and each individually as a “Party.” On October 28, 2016, the Parties closed the Acquisition pursuant to an Amended and Restated Purchase Agreement dated October 28, 2016, (the “Amended and Restated Purchase Agreement”) which amends and restates in its entirety the Original Purchase Agreement. The Company subsequently filed with the Securities and Exchange Commission a current report on Form 8-K (the “Arizona Vein 8-K”) disclosing the closing of the Acquisition.

The Arizona Vein 8-K did not include the historical financial statements of PC and ACMIS, or the unaudited pro forma combined financial information of the Company (collectively, the “Financial Information”) and instead contained an undertaking to file the Financial Information at a later date. This amendment is being filed for the purpose of satisfying the Company’s undertaking to file the Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with the Arizona Vein 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(a)    Financial Statements of Business Acquired

The combined audited financial statements of PC and ACMIS for the year ended December 31, 2015, including the notes to the consolidated financial statements and Independent Auditors' Report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A. The combined unaudited financial statements of PC and ACMIS for the six months ended June 30, 2016 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)    Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company, PC and ACMIS (together "Arizona Vein") for the year ended December 31, 2015 and as of and for the six months ended June 30, 2016 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(c)    None.

(d)    Exhibits.

Exhibit Number	Exhibit Description

23.1	Consent of Briggs & Veselka Co., Independent Auditors of PC and ACMIS
99.1	Combined audited financial statements of PC and ACMIS as of December 31, 2015, including notes to the financial statements and Independent Auditors' Report
99.2	Combined unaudited financial statements of PC and ACMIS for the six months ended June 30, 2016
99.3
Unaudited pro forma condensed combined balance sheet and statement of operations as of and for the six months ended June 30, 2016, as well as unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015, giving effect to the Company's acquisition of Arizona Vein

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBILIS HEALTH CORP.

/s/ Kenneth Klein

Kenneth Klein
Chief Financial Officer

Date: November 14 , 2016